UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS Short-Term Municipal Bond Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Funds purchasing bonds face the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, a portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 0.88%, 1.69%, 1.65% and 0.58% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares and for the 3-year, 5-year and 10-year periods shown for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class. A portion of the fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

On July 10, 2006, the fund was reorganized from DWS Short-Term Municipal Bond Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short-Term Municipal Bond Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C for the periods prior to their inception on February 28, 2003 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS Short-Term Municipal Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	.07%	1.37%	2.41%	2.20%	3.26%
Class B	-.32%	.70%	1.68%	1.46%	2.49%
Class C	-.42%	.58%	1.63%	1.42%	2.47%
Institutional Class	.18%	1.63%	2.72%	2.49%	3.53%
Lehman Brothers 1-Year G.O. Bond Index+	2.92%	5.19%	3.65%	2.69%	3.54%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods of less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/08	$ 10.09	$ 10.09	$ 10.08	$ 10.09
10/31/07	$ 10.25	$ 10.25	$ 10.25	$ 10.25
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .17	$ .13	$ .13	$ .18
April Income Dividend	$ .0267	$ .0202	$ .0203	$ .0287
SEC 30-day Yield as of 4/30/08++	2.53%	1.83%	1.84%	2.85%
Tax Equivalent Yield as of 4/30/08++	3.89%	2.82%	2.83%	4.38%
Current Annualized Distribution Rate as of 4/30/08++	3.23%	2.44%	2.46%	3.47%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.51%, 1.61% and 1.80% for Class A, B and C shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's distribution rate and a marginal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.21%, 2.22% and 2.42% for Class A, B and C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short-Term Municipal Bond Fund — Class A [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.00%. This results in a net initial investment of $9,800.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,934	$10,527	$10,925	$13,506
	Average annual total return	-.66%	1.73%	1.79%	3.05%
Class B	Growth of $10,000	$9,775	$10,317	$10,654	$12,790
	Average annual total return	-2.25%	1.04%	1.28%	2.49%
Class C	Growth of $10,000	$10,058	$10,496	$10,733	$12,768
	Average annual total return	.58%	1.63%	1.42%	2.47%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $10,000	$10,519	$11,134	$11,418	$14,157
	Average annual total return	5.19%	3.65%	2.69%	3.54%

The growth of $10,000 is cumulative.

+ The Lehman Brothers 1-Year General Obligation (G.O.) Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Short-Term Municipal Bond Fund — Institutional Class [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,016,300	$1,083,700	$1,131,000	$1,414,600
	Average annual total return	1.63%	2.72%	2.49%	3.53%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $1,000,000	$1,051,900	$1,113,400	$1,141,800	$1,415,700
	Average annual total return	5.19%	3.65%	2.69%	3.54%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Lehman Brothers 1-Year General Obligation (G.O.) Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Institutional Class Lipper Rankings — Short Municipal Debt Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	47	of	59	79
3-Year	31	of	54	57
5-Year	12	of	48	25
10-Year	5	of	23	21

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 0.80% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class. A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

On July 10, 2006, the fund was reorganized from DWS Short-Term Municipal Bond Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short-Term Municipal Bond Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/08
DWS Short-Term Municipal Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	.18%	1.71%	2.62%	2.37%	3.39%
Lehman Brothers 1-Year G.O. Bond Index+	2.92%	5.19%	3.65%	2.69%	3.54%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods of less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 10.08
10/31/07	$ 10.24
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .18
April Income Dividend	$ .0285
SEC 30-day Yield as of 4/30/08++	2.83%
Tax Equivalent Yield as of 4/30/08++	4.35%
Current Annualized Distribution Rate as of 4/30/08++	3.45%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2008 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.47% for Class S shares had certain expenses not been reduced. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.09% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Short Municipal Debt Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	46	of	59	77
3-Year	34	of	54	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short-Term Municipal Bond Fund — Class S [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,171	$10,806	$11,245	$13,952
	Average annual total return	1.71%	2.62%	2.37%	3.39%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $10,000	$10,519	$11,134	$11,418	$14,157
	Average annual total return	5.19%	3.65%	2.69%	3.54%

The growth of $10,000 is cumulative.

+ The Lehman Brothers 1-Year General Obligation (G.O.) Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,000.70	$ 996.80	$ 995.80	$ 1,001.80	$ 1,001.80
Expenses Paid per $1,000*	$ 4.18	$ 7.89	$ 7.89	$ 2.94	$ 2.94
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,020.69	$ 1,016.96	$ 1,016.96	$ 1,021.93	$ 1,021.93
Expenses Paid per $1,000*	$ 4.22	$ 7.97	$ 7.97	$ 2.97	$ 2.97
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short-Term Municipal Bond Fund	.84%	1.59%	1.59%	.59%	.59%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses market conditions and DWS Short-Term Municipal Bond Fund's investment strategy during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Will you describe the performance of the municipal bond market during the semiannual period ended April 30, 2008?

A: Returns for the municipal bond market were modestly positive for the full period. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 1.47% for the six-month period ended April 30, 2008.1 Within the municipal market, shorter-term issues outperformed, as reflected in the 2.92% return for the Lehman Brothers 1-Year General Obligation Bond Index.2 Municipals underperformed the broad taxable bond market, as measured by the Lehman Brothers US Aggregate Index, which returned 4.08% for the same period.3 The primary driver of taxable outperformance versus municipals was a continued flight to quality in the wake of the subprime mortgage crisis. While municipals as an asset class have the potential to offer high quality, US Treasuries have been the primary beneficiary of investors' heightened risk sensitivity.

1 The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers 1-Year General Obligation (G.O.) Bond Index is an unmanaged index including bonds that have a minimum credit rating of BAA3, are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity up to two years, are backed by the full faith and credit of an issuer with taxing power and were issued after December 31, 1990.
3 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Municipal issuance was slow for most of the period, but picked up dramatically in April as issuers pursued alternatives to the stalled auction-rate market.4 On the demand side, both retail interest in individual bonds and flows into tax-free mutual funds strengthened over the period. Insurance companies continued to support the market as well. However, these supportive trends were overwhelmed by the unwinding of positions by institutional investors who had been using leveraging and hedging strategies in an attempt to benefit from disparities between the tax-free and taxable markets. This contributed to a significant dislocation between municipal supply and demand for much of the period. In addition, demand was impacted by the prospect of increased supply going forward as municipalities seek to convert from auction-rate to fixed-rate structures.

4 Municipal auction-rate securities are debt instruments that typically have a long nominal maturity with interest rate resets determined via a Dutch auction. Bids are filled in order from the lowest yield to the highest yield necessary to sell out the issue, with all successful bidders receiving the highest yield. Reset periods normally range from 1 to 35 days.

The US Federal Reserve Board (the Fed) reduced the fed funds rate (the overnight rate banks charge when they borrow money from each other) five times in the period by a total of 250 (or 2.5%) basis points to its current 2.00%. The municipal yield curve steepened significantly during the period.5 For the six months, yields on two-year municipal issues fell by 98 basis points, while bonds with 30-year maturities experienced a yield increase of 21 basis points, resulting in a steepening of 119 basis points. The municipal curve steepened especially sharply between one and five years. (100 basis points equal one percentage point. See the graph on the following page for municipal bond yield changes from the beginning to the end of the period.)

5 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.
Municipal Bond Yield Curve (as of 10/31/07 and 4/30/08)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS fund.

Credit spreads continued to widen, driven by downgrades to some of the leading monoline insurers whose guarantees have traditionally applied to nearly half of municipal issues.6 Many insured issues are now trading on the basis of the underlying credits. With fewer insured issues coming to market, the outlook is for an increased supply of non-AAA-rated securities going forward, weighing on prices of those issues.7

6 Monoline insurers (also referred to as "monoline insurance companies" or simply "monolines") guarantee the timely repayment of bond principal and interest when an issuer defaults. They are so named because they provide services to only one industry.
7 Credit rating or credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.

Q: How did DWS Short-Term Municipal Bond Fund perform for the semiannual period ended April 30, 2008?

A: DWS Short-Term Municipal Bond Fund's Class A shares posted a total return for the six months of 0.07%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) The fund's benchmark, the Lehman Brothers 1-Year General Obligation Bond Index returned 2.92%. The fund lagged the 1.34% return of its average peer in the Lipper Short Municipal Debt Funds category.8

8 The Lipper Short Municipal Debt Funds category comprises funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Short Municipal Debt Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to performance?

A: The fund has held a position in floating-rate municipal issues with coupons that are reset quarterly based on a percentage of the London Interbank Offered Rate (LIBOR) plus a fixed spread based primarily on credit risk.9 As municipals underperformed taxables including LIBOR during the period, interest payments on these issues became less favorable compared to other municipals and their prices suffered as a result. We are maintaining this position as we expect these issues to recover as the relationship between Treasury and municipal yields ultimately begins to normalize.

9 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The fund's exposure to prepaid utility contract bonds was also a drag on returns as credit spreads widened. These bonds are backed by brokerage firms, and their prices were impacted by concerns over the subprime exposure of these firms. On the positive side, the fund's significant exposure to bonds that were prerefunded helped performance as lower-quality credit spreads widened.10

10 Prerefunded bonds have their principle cash amount already held aside by the original issuer of the debt. A subset of the municipal and corporate bond classes, the funds required to pay off refunded bonds are held in escrow until the maturity date, usually by purchasing Treasury or agency paper.
Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.

Recently, we have sought to benefit from the conversion of auction-rate issues to fixed-rate securities. As the volume of conversions from the stalled auction-rate market has grown, issuers have been forced to offer an interest premium to attract buyers. In addition, in order to compensate for the loss of the weekly or monthly resets provided by the auction-rate structure, many issues are coming to market with put options in the five-year range, bringing them into the opportunity set for shorter-term funds. Overall, we have been adding opportunistically in the three-to-five-year maturity area, while balancing this exposure with a liquid, short-term position.

We feel that municipals are currently priced at extraordinarily attractive levels versus Treasuries. To illustrate, at the end of April 2008, two-year municipals were yielding 104% of comparable maturity Treasuries, as compared to 84.3% six months earlier. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	4/30/08	10/31/07

Revenue Bonds	51%	53%
ETM/Prerefunded	24%	27%
General Obligation Bonds	13%	13%
Lease Obligations	9%	6%
Open End Investment Company	3%	1%
	100%	100%
Quality	4/30/08	10/31/07

AAA	37%	47%
AA	34%	30%
A	13%	11%
BBB	8%	7%
Not Rated	8%	5%
	100%	100%
Effective Maturity	4/30/08	10/31/07

0-4.99 years	83%	90%
5-9.99 years	17%	10%
	100%	100%
Top Five State Allocations	4/30/08	10/31/07

Florida	8%	8%
Texas	8%	11%
Illinois	7%	8%
Georgia	6%	3%
Pennsylvania	5%	5%

Weighted average effective maturity: 2.4 years and 1.7 years, respectively.

Asset allocation, quality, effective maturity and state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 97.1%
Alabama 3.8%
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, The Club Apartments, Series I, AMT, ETM, 5.65%, 6/1/2008	1,875,000	1,879,800
Auburn, AL, General Obligation, 144A, 4.85%, 11/1/2011	420,685	422,224
Jefferson County, AL, Sewer Revenue, Capital Improvement Warrants:
5.0%, 2/1/2041 (a)	8,000,000	8,658,960
Series A, 5.75%, 2/1/2038 (a)	5,000,000	5,182,900
		16,143,884
Alaska 1.4%
Alaska, State Housing Finance Corp., Home Mortgage, Series A, AMT, 5.0%, 6/1/2036 (a)	5,395,000	5,395,701
Palmer, AK, Hospital & Health Care Revenue, Valley Hospital Association, 5.0%, 12/1/2008 (a)	490,000	498,213
		5,893,914
Arizona 3.3%
Arizona, Health Facilities Authority Revenue, Banner Health:
Series A, 5.0%, 1/1/2019	2,000,000	2,081,200
Series A, 5.0%, 1/1/2020	2,435,000	2,517,912
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (a)	340,000	353,726
Maricopa County, AZ, Industrial Development Authority, Single Family Mortgage Revenue, Series 2B, AMT, 5.55%, 3/1/2028	80,000	81,868
Pima County, AZ, Higher Education Revenue, Industrial Development Authority, Series A, 5.0%, 5/1/2013 (a)	1,645,000	1,466,254
Scottsdale, AZ, General Obligation, Prerefunded, 5.5%, 7/1/2022	3,000,000	3,116,250
Scottsdale, AZ, Municipal Property Corp., Excise Tax Revenue, 5.0%, 7/1/2014	3,320,000	3,653,992
Snowflake, AZ, Sales & Special Tax Revenue, 4.0%, 7/1/2013	495,000	498,891
		13,770,093
Arkansas 1.0%
Chicot County, AR, Sales & Special Tax Revenue, Sales & Use Tax, 4.15%, 7/1/2026 (a)	350,000	355,029
Little Rock, AR, Residential Housing & Public Facility Board, Series B, Zero Coupon, 7/15/2011	35,000	28,057
Rogers, AR, Sales & Special Tax Revenue, Series A, 4.125%, 9/1/2023 (a)	3,900,000	3,909,828
Springdale, AR, Residential Housing & Healthcare Facility Board, Series A, 7.65%, 9/1/2011	7,113	7,266
		4,300,180
California 3.0%
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, AMT, 4.7%, 10/15/2012	755,000	781,644
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, Citrus Gardens Apartments Project, 4.25%, 7/1/2012	250,000	254,182
Carlsbad, CA, Multi-Family Housing Revenue, Series A, AMT, 3.7%, 2/1/2013	480,000	482,122
Delta Counties, CA, Home Mortgage Finance Authority, Single Family Mortgage Revenue, Pacific Mortgage Backed Securities, Series A, AMT, 6.7%, 6/1/2024 (a)	10,000	10,156
Northern California, Gas Authority Project No. 1 Revenue, 2.437%*, 7/1/2019	8,000,000	6,590,480
Placer County, CA, Water Agency, Middle Fork Project, 3.75%, 7/1/2012	180,000	178,409
San Diego, CA, Housing Authority Multi-Family Housing Revenue, Hollywood Palms Apartments, Series C, AMT, 5.1%, 11/1/2013	785,000	802,301
San Joaquin County, CA, Certificates of Participation, General Hospital Project, 5.25%, 9/1/2014 (a)	2,475,000	2,567,293
Taft, CA, Core City General Obligation Lease, Public Funding Authority, Series A, 5.95%, 1/1/2011	1,110,000	1,118,436
		12,785,023
Colorado 2.8%
Arvada, CO, Industrial Development Authority, Wanco, Inc. Project, AMT:
144A, 5.6%, 12/1/2012, US Bank NA (b)	245,000	245,147
144A, 5.8%, 12/1/2017, US Bank NA (b)	355,000	355,124
Aurora, CO, Industrial Development Revenue, Series A, 5.375%, 12/1/2011	365,000	365,299
Aurora, CO, Single Family Mortgage Revenue, Series A, 7.3%, 5/1/2010	5,000	5,001
Central Platte Valley, CO, Core City, General Obligation, Metropolitan District, Series A, 5.0%, 12/1/2031, BNP Paribas (b)	1,750,000	1,809,920
Colorado, Health Facilities Authority Revenue, Catholic Health, Series C-6, 3.95%, 9/1/2036 (c)	1,610,000	1,610,032
Colorado, Housing & Finance Authority, Multi-Family Housing Program, Series C, AMT, 3.95%, 10/1/2008	765,000	769,322
Colorado, Housing Finance Authority, Single Family Program, Series B-2, AMT, 6.4%, 11/1/2024	50,000	51,585
Colorado, Single Family Housing Revenue, Housing & Finance Authority:
AMT, 5.0%, 5/1/2032 (a)	1,035,000	1,056,228
Series A-2, AMT, 7.25%, 5/1/2027	60,000	62,230
Colorado, Transportation/Tolls Revenue, Public Highway Authority, Series C, 4.9%, 9/1/2010 (a)	4,500,000	4,551,525
El Paso County, CO, Public Housing Revenue, Series A, AMT, 4.1%, 12/20/2012	390,000	395,932
Pueblo County, CO, Certificates of Participation, 6.25%, 12/1/2010	705,000	736,908
		12,014,253
Connecticut 1.2%
Stamford, CT, Housing Authority, Multi-Family Revenue, Fairfield Apartments Project, AMT, 4.75%, 12/1/2028	5,125,000	5,130,791
District of Columbia 0.1%
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Rockburne Estates, AMT, 5.2%, 2/20/2009	60,000	60,635
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Stanton Glenn Apartments, AMT, 5.6%, 11/1/2010	460,000	474,035
		534,670
Florida 8.2%
Brevard County, FL, Housing Finance Authority, Homeowner Mortgage Revenue, Series B, 6.5%, 9/1/2022	127,000	133,385
Broward County, FL, Airport Systems Revenue, AMT, Series E, 5.25%, 10/1/2012 (a)	6,000,000	6,083,160
Florida, Citizens Property Insurance Corp., High Risk Account, Series A, 5.0%, 3/1/2009 (a)	3,000,000	3,052,530
Florida, Hurricane Catastrophe Fund, Finance Corp. Revenue, Series A, 5.0%, 7/1/2008	10,000,000	10,047,700
Hillsborough County, FL, Special Assessment Revenue, 5.0%, 3/1/2014 (a)	2,135,000	2,277,084
Miami-Dade County, FL, School Board, Certificates of Participation, Series C, 4.0%, 10/1/2008 (a)	2,625,000	2,641,905
Pinellas County, FL, Single Family Housing Revenue, Housing Authority, 4.6%, 12/1/2010 (a)	7,580,000	7,965,974
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,570,950
		34,772,688
Georgia 5.8%
Augusta-Richmond County, GA, Coliseum Revenue Authority, ETM, 6.3%, 2/1/2010	90,000	93,808
Bulloch County, GA, School District Sales Tax, 5.0%, 5/1/2010	7,890,000	8,288,287
Carroll County, GA, School District, Sales Tax, 5.0%, 4/1/2010	2,000,000	2,100,020
Chatham County, GA, Hospital & Healthcare Revenue, 5.25%, 1/1/2016 (a)	250,000	252,952
Cobb County, GA, Housing Authority, Multi-Family Housing Revenue, Oakley Run Apartments Project, 4.75%, 3/1/2032	2,745,000	2,796,167
De Kalb County, GA, Housing Authority, Multi-Family Housing Revenue, Park Briarcliff Apartments, Series A, 4.55%, 12/1/2028	250,000	252,750
Decatur, GA, Industrial Development Revenue, Downtown Development Authority, 5.15%, 11/1/2008	765,000	776,414
Douglas County, GA, Housing Authority, Multi-Family Housing Revenue, Millwood Park Apartments, AMT, 5.1%, 1/1/2009	65,000	65,476
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2009	3,000,000	3,032,640
Series A, 5.0%, 3/15/2010	4,000,000	4,066,480
Monroe County, GA, Development Authority Pollution Central Revenue, Georgia Power Co. Plant Scherer, First Series, 4.5%, 7/1/2025	2,640,000	2,629,572
		24,354,566
Hawaii 0.3%
Hawaii, State Housing Finance & Development Corp., Single Family Mortgage Revenue, Series A, AMT, 5.2%, 7/1/2012	1,075,000	1,094,662
Idaho 0.4%
Idaho, Housing Agency, Single Family Mortgage, AMT:
Series G-2, 5.75%, 1/1/2014	25,000	25,304
Series E, 5.95%, 7/1/2020	70,000	71,835
Idaho, Housing Agency, Single Family Mortgage, Class III, AMT:
5.1%, 7/1/2023	230,000	227,829
5.15%, 7/1/2023	570,000	567,583
5.4%, 7/1/2021	130,000	131,258
5.95%, 7/1/2019	495,000	511,775
Idaho, Housing Agency, Single Family Mortgage, Class III, AMT, Series H-2:
5.1%, 7/1/2020	110,000	111,904
5.85%, 1/1/2014	120,000	122,993
		1,770,481
Illinois 6.5%
Chicago, IL, Housing Authority Capital, Program Revenue, 5.0%, 7/1/2008 (a)	2,000,000	2,010,640
Chicago, IL, O'Hare International Airport Revenue, Series A, 5.0%, 1/1/2015 (a)	4,500,000	4,892,625
Chicago, IL, Single Family Mortgage Revenue, AMT, 6.3%, 9/1/2029	215,000	225,879
Elgin, IL, Core City General Obligation, 6.0%, 1/1/2013	1,000,000	1,059,460
Huntley, IL, Project Revenue, Installment Contract, 5.85%, 12/1/2015	1,145,000	1,200,670
Huntley, IL, Sales & Special Tax Revenue, 7.75%, 3/1/2029	4,588,000	4,886,312
Illinois, Health Facilities Authority Revenue, 5.25%, 11/15/2013 (a)	1,000,000	1,022,480
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008 (a)	445,000	444,595
Lake County, IL, Forest Preserve District, Series A, 2.356%*, 12/15/2020	5,000,000	4,200,250
McCook, IL, Hospital & Healthcare Revenue, British Home Project, 4.25%, 12/1/2014, LaSalle Bank NA (b) (d)	755,000	755,997
McLean & Woodford Counties, IL, Community Unit School District No. 5, Prerefunded, 6.375%, 12/1/2016 (a)	4,820,000	5,410,016
Normal, IL, Multi-Family Housing Revenue, AMT, 3.75%, 12/1/2013	1,135,000	1,121,845
		27,230,769
Indiana 3.4%
Indiana, Bond Bank Revenue, State Revolving Fund, Series B, 5.25%, 8/1/2019	4,000,000	4,283,640
Indiana, Health Facilities Funding Authority, Series A, ETM, 5.75%, 9/1/2015	2,930,000	2,981,861
Indiana, Health Facility Financing Authority Revenue, Ascension Health, Series A-1, 5.0%, 11/1/2027	1,000,000	1,053,740
Indiana, Transportation Finance Authority, Highway Revenue, Series A, 5.25%, 6/1/2016 (a)	5,000,000	5,514,500
Tipton, IN, School District General Obligation, School Building Corp., 5.55%, 7/15/2012 (a)	335,000	356,735
Wells County, IN, Hospital Authority Revenue, ETM, 7.25%, 4/1/2009	15,000	15,464
		14,205,940
Kansas 1.3%
Junction City, KS, General Obligation, Series A, 5.0%, 6/1/2008	3,925,000	3,933,753
Sedgwick & Shawnee Counties, KS, Single Family Mortgage Revenue, Series B-4, AMT, 4.25%, 6/1/2023	950,000	939,331
Shawnee, KS, Multi-Family Housing Revenue, Prairie Lakes Apartments, AMT, 4.35%, 2/1/2013	685,000	692,467
		5,565,551
Kentucky 0.6%
Kentucky, Housing Corp. Revenue, Series G, AMT, 5.0%, 7/1/2030	2,520,000	2,523,805
Louisville, KY, Multi-Family Housing Revenue, 5.15%, 7/1/2009	15,000	15,186
		2,538,991
Louisiana 0.2%
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	90,000	93,092
Orleans, LA, Water & Sewer Revenue, Levee District, 5.95%, 11/1/2015 (a)	530,000	536,933
		630,025
Maine 0.2%
Maine, Finance Revenue Authority, Electronic Rate Stabilization, AMT, 5.2%, 7/1/2018 (a)	1,005,000	1,007,271
Maryland 3.2%
Maryland, State Community Development Administration, Department of Housing & Community Development, Series E, AMT, 5.5%, 3/1/2032	2,095,000	2,138,932
Maryland, State Department of Transportation & Conservation, 5.0%, 2/15/2018	5,000,000	5,518,750
Maryland, University of Maryland, Systems Auxiliary Facility & Tuition Revenue, Series A, 5.0%, 4/1/2012	5,000,000	5,393,950
Prince Georges County, MD, Housing Authority, Single Family Mortgage Revenue:
Series A, AMT, 3.9%, 8/20/2012	295,000	297,422
Series A, AMT, 5.6%, 12/1/2034	70,000	70,805
Series A, AMT, 7.0%, 8/1/2033	95,000	96,416
Series A, AMT, 7.4%, 8/1/2032	40,000	40,760
		13,557,035
Massachusetts 0.6%
Massachusetts, Bay Transportation Authority Revenue, Prerefunded, Series A, 5.25%, 7/1/2030	2,170,000	2,299,657
Massachusetts, Development Finance Agency, Curry College, Series A, 4.6%, 3/1/2009 (a)	25,000	25,157
		2,324,814
Michigan 1.0%
Detroit, MI, Sewer Disposal Revenue, Series D, 2.407%*, 7/1/2032 (a)	4,110,000	3,293,343
Detroit, MI, Water Supply System, ETM, 6.25%, 7/1/2012 (a)	185,000	196,821
Michigan, Strategic Fund, Limited Obligation Revenue, United Jewish Project, 5.75%, 1/1/2012, Bank One NA (b)	800,000	797,712
		4,287,876
Minnesota 0.5%
Coon Rapids, MN, Multi-Family Housing Revenue, Brown Meadow Manor, Series A, AMT, 3.875%, 7/1/2014	695,000	680,767
Minnesota, Single Family Housing Revenue, Housing Finance Agency, 5.2%, 1/1/2017	1,185,000	1,227,328
		1,908,095
Mississippi 0.3%
Corinth & Alcorn County, MS, Hospital Revenue, Magnolia Regional Health Center, Series A, 5.0%, 10/1/2008	420,000	422,528
Mississippi, Single Family Housing Revenue, AMT, 6.3%, 6/1/2031	695,000	723,822
		1,146,350
Missouri 3.1%
Brentwood, MO, Tax Increment Revenue, 4.7%, 4/1/2019 (a)	135,000	138,052
Jackson County, MO, Hospital & Healthcare Revenue, St. Joseph Hospital, ETM, 7.5%, 6/1/2010	430,000	450,889
Kansas City, MO, Core City General Obligation, Streetlight Project, Series A, 5.75%, 2/1/2012	100,000	106,752
Missouri, Bi-State Development Agency, Illinois Metropolitan District Revenue, Metrolink, Series A, 3.95%, 10/1/2035, JPMorgan Chase Bank (b)	2,000,000	2,017,400
Missouri, Development Finance Board, Greater St. Louis Project, 4.9%, 9/1/2010, Bank of America NA (b)	685,000	689,857
Missouri, Housing Development Community, Single Family Mortgage, Series C, 6.55%, 9/1/2028	110,000	114,982
Missouri, Housing Development Community, Single Family Mortgage, AMT, 7.45%, 9/1/2031	130,000	134,014
Missouri, Single Family Housing Revenue, Housing Development, Series B-2, AMT, 5.75%, 3/1/2019	15,000	15,160
Missouri, Single Family Housing Revenue, Housing Development Community Mortgage, Series C, AMT, 7.25%, 9/1/2026	35,000	35,630
Missouri, State Highways & Transit Commission, State Road Revenue, Series A, 5.0%, 2/1/2014	5,000,000	5,367,450
Missouri, State Housing Development, Commission Single Family Mortgage Revenue, Homeownership Loan Program, Series C, AMT, 5.6%, 9/1/2035	2,285,000	2,336,870
St. Charles County, MO, Industrial Development Authority, Health Care Facilities Revenue, Garden View Care Center Project, AMT, 5.4%, 11/15/2016, US Bank NA (b)	1,480,000	1,489,132
		12,896,188
Nebraska 0.9%
Clay County, NE, Industrial Development Revenue, Hybrids Cooperative Project, AMT:
4.75%, 3/15/2009, US Bank NA (b)	215,000	216,273
5.25%, 3/15/2014, US Bank NA (b)	1,610,000	1,614,750
Fillmore County, NE, Industrial Development Revenue, Omalley Grain, Inc. Project, AMT:
4.7%, 12/1/2008, US Bank NA (b)	190,000	190,163
5.0%, 12/1/2010, US Bank NA (b)	45,000	45,035
5.0%, 12/1/2011, US Bank NA (b)	180,000	180,036
5.1%, 12/1/2012, US Bank NA (b)	135,000	135,055
5.2%, 12/1/2013, US Bank NA (b)	195,000	195,076
Nebhelp, Inc., NE, Student Loan Program, AMT, 5.875%, 6/1/2014 (a)	1,025,000	1,036,449
		3,612,837
Nevada 0.4%
Nevada, Housing Division, Multi Unit Housing Revenue:
Series C-2, AMT, 5.2%, 4/1/2030	80,000	80,491
Series B-1, 5.25%, 10/1/2017	365,000	368,468
Nevada, Housing Division, Single Family Mortgage, Series A, AMT, 5.15%, 10/1/2014	30,000	30,593
Nevada, Single Family Housing Revenue, Housing Division, Series A-2, AMT, 5.2%, 10/1/2018	200,000	201,800
Washoe, NV, Public Safety Training, 4.875%, 9/1/2010 (a)	1,055,000	1,056,836
		1,738,188
New Hampshire 0.0%
New Hampshire, Housing Finance Authority, AMT, 6.125%, 1/1/2018, Landesbank Hessen-Thuringen (b)	20,000	20,546
New Jersey 5.2%
Gloucester County, NJ, Public Improvement Authority, Electric Mobility Project, AMT:
5.0%, 11/1/2008	125,000	126,498
5.0%, 11/1/2010	215,000	216,815
Keansburg, NJ, Elderly Housing Mortgage Revenue, HUD Section 8, 5.625%, 3/1/2011	130,000	130,103
Livingston, NJ, School District Revenue, Board of Education, 144A, 3.8%, 8/1/2014	914,441	914,816
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series W, 5.0%, 3/1/2012	2,375,000	2,515,576
Series J-4, 5.0%, 9/1/2029 (a)	5,000,000	5,278,600
New Jersey, State General Obligation, Educational Facilities Authority Revenue, Series B, 5.0%, 7/1/2008 (a)	235,000	236,151
New Jersey, State Transportation Trust Fund Authority:
Series C, 5.0%, 6/15/2011	5,000,000	5,348,300
Series A, 6.125%, 6/15/2015	6,650,000	7,161,451
		21,928,310
New Mexico 0.1%
New Mexico, Mortgage Finance Authority, Second Mortgage Program, AMT, 144A, 6.5%, 1/1/2018	149,500	151,784
New Mexico, Student Loans Revenue, Series IV-B, AMT, 7.45%, 3/1/2010	210,000	210,796
		362,580
New York 5.0%
New York, State General Obligation, Series C, 5.375%, 10/1/2011 (a)	1,000,000	1,002,280
New York, Tobacco Settlement Financing Corp.:
Series B, 5.0%, 6/1/2011	4,500,000	4,686,480
Series C-1, 5.25%, 6/1/2013	14,595,000	14,616,600
New York, NY, Higher Education Revenue, Dormitory Authority, Series A, 5.25%, 5/15/2013	585,000	636,106
		20,941,466
North Carolina 0.8%
North Carolina, Housing Finance Agency, Home Ownership, Series 22-A, AMT, 5.5%, 7/1/2036	3,345,000	3,414,643
Ohio 3.4%
Bowling Green, OH, Multi-Family Revenue, Village Apartments, 4.75%, 9/20/2011	140,000	145,592
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-1, 5.0%, 6/1/2015	4,500,000	4,431,330
Franklin County, OH, Multi-Family Revenue, Lincoln Park Project, AMT, 5.65%, 4/20/2013	210,000	219,374
Hancock County, OH, Multi-Family Revenue, Crystal Glen Apartments, Series C, AMT, 5.05%, 1/1/2010, Federal Home Loan Bank (b)	465,000	465,302
Mason, OH, Health Care Facilities, MCV Health Care Facilities Project, 5.25%, 2/20/2020	45,000	45,938
Montgomery County, OH, Catholic Health Revenue, Series C-2, 4.1%, 10/1/2041	1,135,000	1,133,627
Ohio, American Municipal Power, Inc., Electricity Purchase Revenue, Series A, 5.0%, 2/1/2011	5,000,000	5,060,350
Ohio, Housing Finance Agency, Single Family Mortgage Revenue, Series A, 5.75%, 4/1/2016 (a)	35,000	35,047
Ohio, State Higher Education Capital Facilities, Series II-A, 5.5%, 12/1/2009	2,490,000	2,615,745
Ohio, Water & Sewer Revenue, ETM, 7.25%, 12/1/2008 (a)	125,000	126,979
		14,279,284
Oklahoma 0.1%
Bryan County, OK, Economic Development Revenue Authority, Single Family Mortgage, Series A, 8.6%, 7/1/2010	35,000	27,444
Comanche County, OK, Home Finance Authority Mortgage Revenue, Multi-Family FHA Diplomat, 5.2%, 12/1/2013	440,000	452,527
		479,971
Oregon 0.6%
Portland, OR, Multi-Family Housing Authority Revenue, AMT:
6.125%, 5/1/2017, US National Bank of Oregon (b)	1,545,000	1,545,154
6.3%, 5/1/2029, US National Bank of Oregon (b)	1,000,000	1,000,100
		2,545,254
Pennsylvania 5.4%
Allentown, PA, Hospital Authority, ETM, 8.0%, 3/1/2009	30,000	31,299
Chester County, PA, Hospital Authority, ETM, 7.5%, 7/1/2009	5,000	5,152
Chester, PA, Core City General Obligation, Series B, 5.8%, 12/1/2013 (a)	1,055,000	1,055,992
Delaware County, PA, College Revenue Authority, Series A, 5.15%, 10/1/2013 (a)	300,000	301,158
Delaware County, PA, College Revenue Authority, Eastern College, Series B, 4.95%, 10/1/2008	345,000	346,735
Delaware County, PA, Hospital & Healthcare Revenue, Dunwoody Village, Series B, 4.0%, 4/1/2034	250,000	250,048
Delaware County, PA, Water & Sewer Revenue, Industrial Development Authority, Series B, AMT, 3.75%, 6/1/2010 (a)	565,000	567,102
Langhorne, PA, Hospital Revenue, Franciscan Health, St. Mary's Hospital Authority, Series A, 7.0%, 6/15/2015 (a)	1,770,000	1,788,178
Pennsylvania, Financing Authority Revenue, AMT, 5.0%, 6/1/2010 (a)	1,470,000	1,482,583
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008	30,000	30,432
Pennsylvania, Housing Finance Agency, Single Family Mortgage, Series 90A, AMT, 5.0%, 10/1/2035	2,195,000	2,206,524
Pennsylvania, State General Obligation:
Third Series, 5.0%, 9/1/2013 (a)	5,000,000	5,467,050
First Series, 5.0%, 1/1/2014 (a)	5,000,000	5,389,500
Pennsylvania, State Higher Education Facilities Authority Revenue, Independent Colleges & University, Series H8, 5.0%, 5/1/2011, Allied Irish Bank PLC (b)	895,000	896,521
Pennsylvania, TJHU System Project, 6.0%, 1/11/2011 (d)	655,346	668,171
Philadelphia, PA, Industrial Development Revenue, Authority for Individual Development Senior Living Revenue:
Series A, 4.7%, 7/1/2013	240,000	238,085
Series C, 4.7%, 7/1/2013	225,000	223,205
Series E, 4.7%, 7/1/2013	265,000	262,885
Philadelphia, PA, Multi-Family Housing Revenue, Series B, AMT, 4.5%, 10/1/2013	920,000	923,698
Pittsburgh, PA, Industrial Development Revenue, Urban Redevelopment Authority, Series A, 144A, 6.0%, 12/1/2011, PNC Bank NA (b)	380,000	383,633
York County, PA, Housing Redevelopment Mortgage Corp., Series A, 6.875%, 11/1/2009	305,000	305,579
		22,823,530
Puerto Rico 3.5%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2008	10,000,000	10,105,200
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.0%, 7/1/2011	930,000	951,390
Puerto Rico, Municipal Finance Agency, Series A, 5.0%, 8/1/2009	3,500,000	3,560,970
		14,617,560
South Carolina 1.0%
South Carolina, Economic Development Authority Revenue, Caterpillar, Inc. Project, AMT, 5.05%, 6/1/2008	500,000	500,480
South Carolina, State Public Service Authority Revenue, Series D, 5.25%, 1/1/2014 (a)	3,500,000	3,802,435
		4,302,915
South Dakota 0.2%
South Dakota, Hospital & Healthcare Revenue, 5.4%, 8/1/2013 (a)	970,000	976,140
Tennessee 3.3%
Sullivan County, TN, Health Educational & Housing Facilities Board, Multi-Family Housing Authority, Maple Oaks Apartment Project, AMT, 3.0%, 12/1/2009	100,000	99,986
Sumner County, TN, School Capital Outlay Notes, 4.0%, 6/1/2009	5,600,000	5,714,184
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.0%, 9/1/2009	5,000,000	5,049,600
Tennessee, Housing Development Agency, Homeownership Program, AMT, Series 2006-3, 5.75%, 7/1/2037	2,915,000	2,986,272
		13,850,042
Texas 8.0%
Bexar County, TX, Single Family Housing Revenue, Single Family Mortgage, Series C, 5.5%, 3/1/2019 (d)	524,959	533,374
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Series A, 6.0%, 6/1/2009 (a)	210,000	217,508
Harris County, TX, Hospital District Mortgage Revenue, 7.4%, 2/15/2010 (a)	1,100,000	1,161,215
Lewisville, TX, Independent School District, Prerefunded, 5.25%, 8/15/2027	1,315,000	1,396,846
North Texas, Tollway Authority Revenue:
4.125%, 11/19/2008	2,100,000	2,101,680
Series E-2, 5.25%, 1/1/2038	5,000,000	5,131,150
Tarrant County, TX, Multi-Family Housing Revenue, Housing Financial Corp., Series A, AMT, 3.7%, 12/20/2013	735,000	719,359
Tarrant County, TX, Public Housing Revenue, Housing Financial Corp., Series A, AMT, 3.85%, 1/20/2013	710,000	714,977
Texas, Multi-Family Housing Revenue, Wintergreen Project, AMT, 4.85%, 9/20/2012	105,000	109,242
Texas, Municipal Gas Acquisition & Supply Corp I, Gas Supply Revenue, Series B, 2.576%*, 12/15/2026	17,350,000	11,451,867
Texas, Municipal Gas Acquisition & Supply Corp. II, Gas Supply Revenue, 2.576%*, 9/15/2017	7,000,000	6,405,350
Texas, Sabine River Authority, Series A, 6.875%, 9/1/2008	500,000	507,380
Wichita Falls, TX, Water & Sewer Revenue, Prerefunded, 5.375%, 8/1/2024 (a)	3,000,000	3,248,370
		33,698,318
Utah 1.1%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (a)	245,000	256,696
Utah, Housing Finance Agency, Single Family Mortgage:
Series A-2, Class III, AMT, 5.05%, 7/1/2012	15,000	15,267
Series A-2, Class III, AMT, 5.2%, 7/1/2011	30,000	30,548
Series B-2, Class III, AMT, 5.25%, 7/1/2011	30,000	30,563
Series A-2, Class II, AMT, 5.4%, 7/1/2016	60,000	61,214
Series C, Class III, AMT, 6.25%, 7/1/2014	150,000	154,368
Utah, Single Family Housing Revenue, Series D-2, AMT, 5.0%, 7/1/2018	905,000	910,005
Utah, Single Family Housing Revenue, Mortgage Revenue, Series G, AMT, 4.875%, 1/1/2019	1,785,000	1,819,183
Utah, Single Family Housing Revenue, Single Family Mortgage, AMT, 3.875%, 7/1/2014	1,350,000	1,355,791
		4,633,635
Vermont 0.3%
Vermont, Housing Finance Agency, Single Family, Series 23, AMT, 5.0%, 5/1/2034 (a)	1,415,000	1,415,538
Virginia 2.3%
Newport News, VA, School District Revenue Lease, School Board:
3.2%, 11/1/2008	885,000	893,868
3.2%, 11/1/2009	940,000	949,419
3.3%, 11/1/2010	995,000	1,004,980
3.5%, 11/1/2011	1,055,000	1,065,582
3.65%, 11/1/2012	1,125,000	1,136,295
3.75%, 11/1/2013	1,195,000	1,206,998
4.0%, 11/1/2014	1,270,000	1,282,763
4.1%, 11/1/2015	1,930,000	1,949,396
Virginia, Water & Sewer Systems Revenue, Series B, 8.7%, 11/1/2011	275,000	276,452
		9,765,753
Washington 0.0%
Washington, Housing Finance Authority, Nonprofit Housing Revenue, Series B, 5.1%, 7/1/2010, US Bank NA (b)	60,000	60,161
Wisconsin 3.3%
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series D, AMT, 4.875%, 3/1/2036	3,195,000	3,201,965
Wisconsin, State General Obligation, Series A, 5.75%, 5/1/2020 (e)	10,000,000	10,640,100
		13,842,065
Total Municipal Bonds and Notes (Cost $415,816,259)		409,172,846

Open End Investment Company 1.9%
BlackRock Liquidity Funds MuniCash Portfolio, 2.606%** (Cost $8,093,299)	8,093,299	8,093,299
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $423,909,558)+	99.0	417,266,145
Other Assets and Liabilities, Net	1.0	4,326,955
Net Assets	100.0	421,593,100
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2008.
** Current yield; not a coupon rate.
+ The cost for federal income tax purposes was $423,915,041. At April 30, 2008, net unrealized depreciation for all securities based on tax cost was $6,648,896. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,256,545 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,905,441.
(a) Bond is insured by one of these companies:
Insurance Companies	As a % of Total Investment Portfolio
American Capital Access	1.1
AMBAC Financial Group, Inc.	3.1
Financial Guaranty Insurance Company	4.8
Financial Security Assurance, Inc.	11.2
MBIA Corp.	7.4
Radian Assets Assurance, Inc.	0.2
XL Capital	0.1
(b) Security incorporates a letter of credit from a major bank.
(c) When-issued security
(d) Taxable issue
(e) At April 30, 2008, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At April 30, 2008, open interest rate swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
8/20/2008 8/19/2020	16,200,000[1]	Fixed — 3.721%	Floating—BMA	(331,175)
5/6/2008 5/6/2023	7,600,000[2]	Fixed — 3.87%	Floating—BMA	(286,698)
Total unrealized depreciation				(617,873)
Counterparties: [1] Citigroup Global Markets, Inc. [2] Citibank NA BMA: Represents the Bond Market Association

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments in securities, at value (cost $423,909,558)	417,266,145
Cash	130
Receivable for investments sold	4,277,985
Receivable for Fund shares sold	1,524,237
Due from Advisor	56,718
Interest receivable	5,721,576
Other assets	74,476
Total assets	428,921,267
Liabilities
Payable for Fund shares redeemed	4,449,093
Payable for investments purchased — when-issued securities	1,610,000
Unrealized depreciation on interest rate swap contracts	617,873
Distributions payable	226,980
Accrued management fee	152,539
Other accrued expenses and payables	271,682
Total liabilities	7,328,167
Net assets, at value	$ 421,593,100
Net Assets Consist of
Accumulated distributions in excess of net investment income	(215,444)
Net unrealized appreciation (depreciation) on: Investments	(6,643,413)
Interest rate swap contracts	(617,873)
Accumulated net realized gain (loss)	(6,653,244)
Paid-in capital	435,723,074
Net assets, at value	$ 421,593,100

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($72,091,705 ÷ 7,147,218 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.09
Maximum offering price per share (100 ÷ 98.00 of $10.09)	$ 10.30

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,316,943 ÷ 328,876 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.09

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($26,168,352 ÷ 2,595,237 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.08
Class S Net Asset Value, offering and redemption price(a) per share ($224,722,592 ÷ 22,304,696 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.08

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($95,293,508 ÷ 9,447,528 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.09
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Interest	$ 9,058,151
Expenses: Management fee	878,141
Administration fee	219,535
Distribution and service fees	232,281
Professional fees	51,914
Trustees' fees and expenses	14,725
Reports to shareholders	40,786
Services to shareholders	389,833
Registration fees	28,894
Custodian fee	8,297
Other	30,801
Total expenses before expense reductions	1,895,207
Expense reductions	(358,989)
Total expenses after expense reductions	1,536,218
Net investment income	7,521,933
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(33,518)
Interest rate swap contracts	(869,000)
(902,518)
Change in net unrealized appreciation (depreciation) on: Investments	(5,846,580)
Interest rate swap contracts	(240,919)
(6,087,499)
Net gain (loss)	(6,990,017)
Net increase (decrease) in net assets resulting from operations	$ 531,916

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income	$ 7,521,933	$ 16,306,669
Net realized gain (loss)	(902,518)	(622,737)
Change in net unrealized appreciation (depreciation)	(6,087,499)	(1,570,269)
Net increase (decrease) in net assets resulting from operations	531,916	14,113,663
Distributions to shareholders from: Net investment income: Class A	(1,065,741)	(2,177,586)
Class B	(41,894)	(95,695)
Class C	(344,218)	(794,997)
Class S	(4,377,410)	(9,633,926)
Institutional Class	(1,665,314)	(3,631,901)
Total distributions	(7,494,577)	(16,334,105)
Fund share transactions: Proceeds from shares sold	83,888,819	88,469,291
Reinvestment of distributions	3,762,466	7,302,940
Cost of shares redeemed	(108,443,055)	(176,771,407)
Redemption fees	11,108	8,940
Net increase (decrease) in net assets from Fund share transactions	(20,780,662)	(80,990,236)
Increase (decrease) in net assets	(27,743,323)	(83,210,678)
Net assets at beginning of period	449,336,423	532,547,101
Net assets at end of period (including accumulated distributions in excess of net investment income of $215,444 and $242,800, respectively)	$ 421,593,100	$ 449,336,423

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 10.30	$ 10.28	$ 10.33	$ 10.36	$ 10.40
Income from investment operations: Net investment income	.17[c]	.33[c]	.31[c]	.25[c]	.25[c]	.18
Net realized and unrealized gain (loss)	(.16)	(.04)	.01	(.05)	(.03)	(.04)
Total from investment operations	.01	.29	.32	.20	.22	.14
Less distributions from: Net investment income	(.17)	(.34)	(.30)	(.25)	(.25)	(.18)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.09	$ 10.25	$ 10.30	$ 10.28	$ 10.33	$ 10.36
Total Return (%)[d]	.07e**	2.81	3.20[e]	1.97[e]	2.20[e]	1.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	63	82	131	159	126
Ratio of expenses before expense reductions (%)	.89*	.88	.86	.83	.81	.80*
Ratio of expenses after expense reductions (%)	.84*	.88	.81	.80	.80	.80*
Ratio of net investment income (%)	3.28*	3.25	2.97	2.42	2.43	2.34*
Portfolio turnover rate (%)	17**	39	46	35	38	34
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 10.30	$ 10.28	$ 10.33	$ 10.35	$ 10.40
Income from investment operations: Net investment income	.13[c]	.26[c]	.23[c]	.17[c]	.17[c]	.12
Net realized and unrealized gain (loss)	(.16)	(.05)	.01	(.04)	(.01)	(.05)
Total from investment operations	(.03)	.21	.24	.13	.16	.07
Less distributions from: Net investment income	(.13)	(.26)	(.22)	(.18)	(.18)	(.12)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.09	$ 10.25	$ 10.30	$ 10.28	$ 10.33	$ 10.35
Total Return (%)[d]	(.32)e**	2.07[e]	2.41[e]	1.23[e]	1.46	.81**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	4	5	7	6
Ratio of expenses before expense reductions (%)	1.73*	1.69	1.59	1.55	1.55	1.54*
Ratio of expenses after expense reductions (%)	1.59*	1.60	1.56	1.55	1.55	1.54*
Ratio of net investment income (loss) (%)	2.53*	2.53	2.22	1.67	1.68	1.61*
Portfolio turnover rate (%)	17**	39	46	35	38	34
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 10.29	$ 10.27	$ 10.33	$ 10.35	$ 10.40
Income from investment operations: Net investment income	.13[c]	.25[c]	.23[c]	.17[c]	.17[c]	.12
Net realized and unrealized gain (loss)	(.17)	(.04)	.01	(.05)	(.01)	(.05)
Total from investment operations	(.04)	.21	.24	.12	.16	.07
Less distributions from: Net investment income	(.13)	(.25)	(.22)	(.18)	(.18)	(.12)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.08	$ 10.25	$ 10.29	$ 10.27	$ 10.33	$ 10.35
Total Return (%)[d]	(.42)e**	2.11	2.40[e]	1.13	1.55	.71**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	29	37	51	71	66
Ratio of expenses before expense reductions (%)	1.65*	1.65	1.61	1.55	1.55	1.54*
Ratio of expenses after expense reductions (%)	1.59*	1.65	1.56	1.55	1.55	1.54*
Ratio of net investment income (%)	2.53*	2.47	2.22	1.67	1.68	1.61*
Portfolio turnover rate (%)	17**	39	46	35	38	34
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.24	$ 10.29	$ 10.27	$ 10.30
Income from investment operations: Net investment income[c]	.18	.36	.33	.19
Net realized and unrealized gain (loss)	(.16)	(.05)	.01	(.04)
Total from investment operations	.02	.31	.34	.15
Less distributions from: Net investment income	(.18)	(.36)	(.32)	(.18)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.08	$ 10.24	$ 10.29	$ 10.27
Total Return (%)[d]	.18**	3.09	3.35	1.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	225	260	303	2
Ratio of expenses before expense reductions (%)	.86*	.80	.73	.84*
Ratio of expenses after expense reductions (%)	.59*	.60	.67	.71*
Ratio of net investment income (%)	3.53*	3.53	3.11	2.72*
Portfolio turnover rate (%)	17**	39	46	35
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 10.30	$ 10.28	$ 10.33	$ 10.35	$ 10.34
Income from investment operations: Net investment income	.18[b]	.36[b]	.33[b]	.27[b]	.28[b]	.31
Net realized and unrealized gain (loss)	(.16)	(.04)	.02	(.04)	(.01)	.01
Total from investment operations	.02	.32	.35	.23	.27	.32
Less distributions from: Net investment income	(.18)	(.37)	(.33)	(.28)	(.29)	(.31)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.09	$ 10.25	$ 10.30	$ 10.28	$ 10.33	$ 10.35
Total Return (%)	.18**	3.11	3.47[c]	2.22[c]	2.52[c]	3.14[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	95	94	107	204	336	542
Ratio of expenses before expense reductions (%)	.59*	.58	.60	.58	.56	.56
Ratio of expenses after expense reductions (%)	.59*	.58	.55	.55	.55	.55
Ratio of net investment income (%)	3.54*	3.54	3.23	2.67	2.68	2.92
Portfolio turnover rate (%)	17**	39	46	35	38	34
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Short-Term Municipal Bond Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At October 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $5,745,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010 ($479,000), October 31, 2011 ($2,026,000), October 31, 2012 ($1,898,000), October 31, 2013 ($711,000) and October 31, 2015 ($631,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $71,818,650 and $91,006,066, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

Accordingly, for the six months ended April 30, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's Average daily net assets.

For the period from November 1, 2007 through February 28, 2009 (through September 30, 2008 for Institutional Class shares), the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) to the extent necessary to maintain the operating expenses of the classes of the Fund as follows:

Class A	.84%
Class B	1.59%
Class C	1.59%
Class S	.59%
Institutional Class	.59%

Accordingly, for the six months ended April 30, 2008, the Advisor reimbursed the Fund $257,465 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2008, the Advisor received an Administration Fee of $219,535, of which $34,962 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2008
Class A	$ 8,416	$ 8,416	$ —
Class B	1,905	1,905	—
Class C	4,306	4,306	—
Class S	72,167	72,167	—
Institutional Class	1,888	—	1,004
	$ 88,682	$ 86,794	$ 1,004

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class B	$ 12,480	$ 2,110
Class C	102,613	16,983
	$ 115,093	$ 19,093

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 79,051	$ 4,524	$ 25,602.23%
Class B	4,116	379	891.22%
Class C	34,021	3,479	9,716.22%
	$ 117,188	$ 8,382	$ 36,209

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2008.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the six months ended April 30, 2008, the CDSC for Class B and C shares was $1,622 and $2,487, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2008, DWS-SDI received $335 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "report to shareholders" aggregated $16,912, all of which is paid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $2,329 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2008, the Fund's custodian fee was reduced by $1,954 and $2,065, respectively, for custodian and transfer agent credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,836,208	$ 28,860,314	1,629,195	$ 16,734,599
Class B	27,615	282,703	9,496	97,640
Class C	212,512	2,161,047	228,251	2,344,524
Class S	3,043,333	31,081,959	4,105,618	42,135,622
Institutional Class	2,109,577	21,502,796	2,641,171	27,156,906
		$ 83,888,819		$ 88,469,291
Shares issued to shareholders in reinvestment of distributions
Class A	74,410	$ 758,167	143,099	$ 1,470,469
Class B	2,839	28,943	6,542	67,222
Class C	20,521	209,223	46,612	478,846
Class S	138,581	1,411,332	240,555	2,468,439
Institutional Class	132,909	1,354,801	274,225	2,817,964
		$ 3,762,466		$ 7,302,940
Shares redeemed
Class A	(1,863,208)	$ (18,947,447)	(3,588,692)	$ (36,908,145)
Class B	(24,637)	(250,930)	(106,510)	(1,094,805)
Class C	(435,587)	(4,443,029)	(1,057,018)	(10,862,759)
Class S	(6,321,275)	(64,357,160)	(8,318,798)	(85,431,757)
Institutional Class	(2,002,258)	(20,444,489)	(4,131,628)	(42,473,941)
		$ (108,443,055)		$ (176,771,407)
Redemption fees		$ 11,108		$ 8,940
Net increase (decrease)
Class A	1,047,410	$ 10,671,141	(1,816,398)	$ (18,703,077)
Class B	5,817	60,718	(90,472)	(929,943)
Class C	(202,554)	(2,072,759)	(782,155)	(8,039,389)
Class S	(3,139,361)	(31,852,870)	(3,972,625)	(40,821,558)
Institutional Class	240,228	2,413,108	(1,216,232)	(12,496,269)
		$ (20,780,662)		$ (80,990,236)

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SRMAX	SRMBX	SRMCX	SRMSX	MGSMX
CUSIP Number	23339E 764	23339E 756	23339E 749	23339E 731	23339E 723
Fund Number	436	636	736	2336	536

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008